GOF P-1 01/15

SUPPLEMENT DATED JANUARY 15, 2015
TO THE CURRENTLY EFFECTIVE PROSPECTUS
OF
EACH OF THE LISTED FUNDS

TEMPLETON INSTITUTIONAL FUNDS
Emerging Markets Series, Foreign Equity Series
Foreign Smaller Companies Series, Global Equity Series
                                                                                                                                                                                                                                           FRANKLIN TEMPLETON INTERNATIONAL TRUST
Templeton Foreign Smaller Companies Fund

The Prospectus is amended as follows:

I. For the Foreign Smaller Companies Series, the portfolio management team under “FUND SUMMARIES – Portfolio Managers” section on page 23 is revised as follows:

Portfolio Manager

Harlan B. Hodes Executive Vice President/Portfolio Manager – Research Analyst of Investment Counsel and portfolio manager of the Fund since 2007.

II. For the Templeton Foreign Smaller Companies Fund, the portfolio management team under “FUND SUMMARIES – Portfolio Managers” section on page 8 is revised as follows:

Portfolio Managers

Harlan B. Hodes Executive Vice President/Portfolio Manager – Research Analyst of Investment Counsel and portfolio manager of the Fund since 2007.

David Tuttle, CFA Vice President/Research Analyst of FTIC and portfolio manager of the Fund since January 2015.

III. For the Foreign Smaller Companies Series, the portfolio management team under “FUND DETAILS – Management” section on page 61 is revised as follows: The Fund is managed by a dedicated professional focused on investments in equity securities. The portfolio manager of the Fund is as follows:

Harlan B. Hodes Executive Vice President/Portfolio Manager – Research Analyst of Investment Counsel

Mr. Hodes has been the lead manager of the Fund since 2007. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2001.

IV. For the Templeton Foreign Smaller Companies Fund, the portfolio management team under “FUND DETAILS –Management” section on page 17 is revised as follows: The Fund is managed by a team of dedicated professionals focused on global investments of issuers outside the U.S.

The portfolio managers of the team are as follows:

Harlan B. Hodes Executive Vice President/Portfolio Manager – Research Analyst of Investment Counsel

Mr. Hodes has been the portfolio manager of the Fund since 2007 and assumed the duties of the lead portfolio manager January 2015. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2001.

David Tuttle, CFA Vice President/Portfolio Manager – Research Analyst of FTIC

Mr. Tuttle has been a portfolio manager of the Fund since January 2015, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2002.

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Please keep this supplement with your prospectus for future reference.